FULFILLMENT SUPPLY AGREEMENT


        This Fulfillment Supply Agreement (the "Agreement") is made and entered into as of August 24, 1999, between INTERNET INFINITY, INC. ("Internet Infinity, Inc."), and INGRAM BOOK COMPANY ("Ingram Book").

        A. Internet Infinity, Inc. intends to maintain an electronic commerce site "Web Store" on computer systems owned and operated by Internet Infinity, Inc., utilizing the World Wide Web service to sell various book products (the "Products"). Products consist of items purchased by Internet Infinity, Inc.'s customers from Internet Infinity, Inc.'s Web Store. Internet Infinity, Inc. may also seek supply of Products under this Agreement for its customer orders received from sources other than its Web Store.

        B. Ingram Book is in the business of providing Products and will accept Product orders from Internet Infinity, Inc. under this Agreement.

        C. Internet Infinity, Inc. desires that Ingram Book provide Products on the terms and conditions set forth herein.

AGREEMENT

        In consideration of the mutual agreements contained herein, the parties agree as follows:

               1.   SERVICES  TO BE  RENDERED.  Ingram Book agrees to process at
                    -------------------------
its facilities ("Facility") Internet Infinity, Inc. customer orders for Products, which will include the following:

               1.1  Order Processing.   Internet  Infinity, Inc. has established
                    ----------------
an account with Ingram Book. Terms of sale will be pursuant to Ingram Book's standard published terms. Ingram Book will accept electronic customer orders submitted by Internet Infinity, Inc., in Ingram Book's standard FTP format. Internet Infinity, Inc. will be responsible for the completeness of information conveyed in the electronic orders, including shipping charges, sales taxes, shipping addresses, postal codes, billing addresses, and ISBN numbers for Products selected by the customer. If the Internet Infinity, Inc. fails to provide complete or adequate customer information, Ingram Book will reject the order. Orders will be processed within 24 business hours Monday through Friday. If the Product is not available Internet Infinity, Inc. will receive notification from Ingram Book that the order is canceled. Ingram Book will not be responsible for backorders.

                                                                    Exhibit 10.4
                                                               Page 1 of 4 Pages

Daily, Ingram Book will send an FTP transmission to Internet Infinity, Inc., confirming orders that have been completed.

               1.2  Delivery.  Ingram  Book will  deliver  the Product to Ingram
                    --------
Fulfillment  Services  Inc. ("IFSI") for shipment.

               1.3   Returns  Processing.   Ingram  Book  will  accept  returned
                     -------------------
Product from Internet Infinity, Inc. When credit is due Internet Infinity, Inc.'s account, Ingram Book will issue a credit memo.

               2.    COMPENSATION  FOR  PRODUCT.  Internet  Infinity,  Inc. will
                     --------------------------
purchase Product from Ingram Book under the terms previously agreed between Internet Infinity, Inc. and Ingram Book. There are no minimum order requirements under this Agreement.

               3.    GENERAL RIGHTS AND  OBLIGATIONS OF INGRAM BOOK. In addition
                     ----------------------------------------------
to the rights and obligations of Ingram Book set forth elsewhere herein, Ingram Book will have the following rights and obligations.

               3.1   Service.  Ingram Book will  render  the  Services  required
                     -------
hereunder in a professional manner and will provide all personnel and supplies necessary to fulfill its obligations hereunder.

               3.2   Liability.  Ingram Book will have no liability  to Internet
                     ---------
Infinity, Inc. under the terms of this Agreement, or for any alleged breach thereof, for direct, indirect, punitive, consequential, or special damages, including damages for lost profits.

               4.    GENERAL RIGHTS AND OBLIGATIONS OF INTERNET  INFINITY,  INC.
                     -----------------------------------------------------------
In addition to the rights and obligations of Internet Infinity, Inc. set forth elsewhere herein, Internet Infinity, Inc. will have the following rights and obligations.

               4.1   Seller of Products.  Internet Infinity,  Inc.  agrees to be
                     ------------------
the seller of the Products, including for sales and use tax purposes, and will be responsible for reporting and remitting sales and use taxes to the applicable authorities.

               4.2   Title  to  Product.   Internet  Infinity,  Inc.  will  take
                     ------------------
title of  product  upon  Ingram Book's delivery to IFSI.

               5.    CONFIDENTIALITY.   Ingram Book  recognizes and acknowledges
                     ---------------
that the names and addresses of Internet Infinity, Inc. customers and information and records respecting Internet Infinity, Inc. or its customers maintained by Ingram Book are confidential and constitute valuable and unique assets of Internet Infinity, Inc.'s business. Ingram Book will maintain such

                                                                    Exhibit 10.4
                                                               Page 2 of 4 Pages
information as confidential. Additionally, in performing its obligations under this Agreement, Ingram Book or Internet Infinity, Inc. may receive other confidential information about the other party, which may include but not be limited to financial information, business plans, technical data, and identity of Ingram Book's Internet Infinity, Inc.'s. Ingram Books and Internet Infinity, Inc. will respect the confidentiality of such confidential information and will make no disclosure thereof to third parties or use it for its own purposes, except upon written permission of the disclosing party. This obligation does not apply to any information, which is publicly available. Ingram Book and Internet Infinity, Inc. will cause its employees to comply with this section. This section 5 will survive any termination or expiration of this Agreement.

               6.    TERM.  This Agreement will be  effective  on the date it is
                     ----
executed by all parties and will remain in effect until canceled by a party. Any party may cancel this Agreement upon 90 days written notice.

               7.    MISCELLANEOUS.
                     -------------

               7.1   Assignment Binding Effect. With the exception of affiliated
                     -------------------------
entities, no party may assign or otherwise transfer this Agreement or any of its rights and obligations hereunder or any portion thereof without prior written approval of the other which will not be reasonable withheld. This Agreement will be binding on and inure to the benefit of Internet Infinity, Inc. and Ingram Book and their respective permitted successors and permitted assigns.

               7.2   Notices.  All notices given the parties hereunder  relation
                     -------
to the terms of this Agreement will be in writing or by telephone confirmed in writing and will be personally delivered or mailed, by registered or certified mail, return receipt requested postage prepaid or overnight delivery, addressed to the respective parties at the addresses of such parties as specified below or at such address as either party will designate in notice to the other. Notice by telephone later confirmed promptly in writing will be deemed given at the time of the telephone call. Send notifications to the following individuals for communications concerning this Agreement, other than day-to-day business:

               INTERNET INFINITY, INC.:
                      George Morris, chairman & CEO
                      663 The Village
                      Redondo Beach, CA 90277

               INGRAM BOOK COMPANY:
                      James E. Chandler, President
                      One Ingram Blvd.
                      La Vergne, TN 37086-1986

                                                                    Exhibit 10.4
                                                               Page 3 of 4 Pages

               7.3   Entire  Agreement:  Waiver.  This Agreement  sets forth the
                     --------------------------
entire understanding of the parties with respect to the subject matter hereof. No modification or amendment or waiver of any of the provisions of this Agreement will be effective unless in writing and signed by the party to be charged.

               7.4   Captions.  Paragraph  headings  herein  are for convenience
                     --------
only and will not affect the construction of this Agreement.

               7.5   Governing Law.  This Agreement will be governed by the laws
                     -------------
of the State of Tennessee.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

               INTERNET INFINITY, INC.



               BY:   /s/ George Morris        hereunto duly authorized
                     -------------------------
               Name:  George Morris
               Title: Chairman & CEO


               INGRAM BOOK COMPANY



               BY:   /s/ James E. Chandler    hereunto duly authorized
                     -------------------------
               Name:  James E. Chandler
               Title: President

                                                                    Exhibit 10.4
                                                               Page 4 of 4 Pages